Exhibit 10.2

928,333 Shares of Common Stock

Series A Warrants to Purchase 1,114,000 Shares of Common Stock

Series B Warrants to Purchase 2,599,333 Shares of Common Stock

CLENE INC.

PLACEMENT AGENCY AGREEMENT

January 8, 2026

BTIG, LLC

65 East 55th Street

New York, New York 10022

Ladies and Gentlemen:

Subject to the terms and conditions herein (this “Agreement”), Clene Inc., a Delaware corporation (the “Company”), proposes to issue and sell an aggregate of (i) 928,333 shares (the “Offered Shares”) of its common stock, par value $0.0001 per share (the “Common Shares”), (ii) Series A warrants to purchase up to 1,114,000 Common Shares (the “Series A Warrants”), and (iii) Series B warrants to purchase up to 2,599,333 Common Shares (the “Series B Warrants” and together with the Series A Warrants, the “Offered Warrants”) directly to various investors (each, an “Investor” and, collectively, the “Investors”) through BTIG, LLC (the “Placement Agent”) as placement agent. As used herein, “Warrant Shares” means the Common Shares issuable upon the exercise of the Offered Warrants. The Offered Shares, Offered Warrants and Warrant Shares to be sold by the Company are called the “Offered Securities.”

In connection with the Offering (as defined below), the Company and the Investors shall execute and deliver a securities purchase agreement (the “Purchase Agreement”).

The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) a shelf registration statement on Form S‑3 (No. 333-286058) covering the public offering and sale of certain securities, including the Offered Securities, under the Securities Act of 1933, as amended (the “Securities Act”) and regulations of the Commission under the Securities Act (the “Securities Act Regulations”), which shelf registration statement was declared effective on April 25, 2025. Such registration statement, as of any time, means such registration statement as amended by any post-effective amendments thereto to such time, including the exhibits and any schedules thereto at such time, the documents incorporated or deemed to be incorporated by reference therein at such time pursuant to Item 12 of Form S-3 under the Securities Act and the documents otherwise deemed to be a part thereof as of such time pursuant to Rule 430B under the Securities Act Regulations (“Rule 430B”), and is referred to herein as the “Registration Statement;” provided, however, that the “Registration Statement” without reference to a time means such registration statement as amended by any post-effective amendments thereto as of the time of the first contract of sale for the Offered Securities, which time shall be considered the “new effective date” of such registration statement with respect to the Offered Securities within the meaning of paragraph (f)(2) of Rule 430B, including the exhibits and schedules thereto as of such time, the documents incorporated or deemed incorporated by reference therein at such time pursuant to Item 12 of Form S-3 under the Securities Act and the documents otherwise deemed to be a part thereof as of such time pursuant to the Rule 430B. Any registration statement filed pursuant to Rule 462(b) under the Securities Act Regulations is herein called the “Rule 462(b) Registration Statement” and, after such filing, the term “Registration Statement” shall include the Rule 462(b) Registration Statement. The base prospectus included in the Registration Statement, including the documents incorporated or deemed to be incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, are collectively referred to herein as a “base prospectus.” Promptly after execution and delivery of this Agreement, the Company will prepare and file a final prospectus supplement relating to the Securities in accordance with the provisions of Rule 424(b) under the Securities Act Regulations (“Rule 424(b)”). The final prospectus supplement, in the form first furnished or made available to the Placement Agent for use in connection with the offering of the Offered Securities, including the documents incorporated or deemed to be incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, are collectively referred to herein as the “Prospectus.” For purposes of this Agreement, all references to the Registration Statement, the base prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system or any successor system (“EDGAR”).

As used in this Agreement:

“Applicable Time” means 8:00 p.m., New York City time, on January 8, 2026 or such other time as agreed by the Company and the Placement Agent.

“General Disclosure Package” means any Issuer General Use Free Writing Prospectuses issued at or prior to the Applicable Time, the base prospectus (including any documents incorporated therein by reference) and the information included on Schedule A‑1 hereto, all considered together.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 under the Securities Act Regulations (“Rule 433”), including without limitation any “free writing prospectus” (as defined in Rule 405 under the Securities Act Regulations (“Rule 405”)) relating to the Offered Securities that is (i) required to be filed with the Commission by the Company, (ii) a “road show for an offering that is a written communication” within the meaning of Rule 433(d)(8)(i), whether or not required to be filed with the Commission, or (iii) exempt from filing with the Commission pursuant to Rule 433(d)(5)(i) because it contains a description of the Offered Securities or of the offering that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g).

“Issuer General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors (other than a “bona fide electronic road show,” as defined in Rule 433), as evidenced by its being specified in Schedule A‑2 hereto.

“Issuer Limited Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not an Issuer General Use Free Writing Prospectus.

“Testing-the-Waters Communication” means any oral or written communication with potential investors undertaken in reliance on Section 5(d) of the Securities Act or Rule 163B under the Securities Act Regulations.

“Written Testing-the-Waters Communication” means any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Securities Act Regulations.

All references in this Agreement to financial statements and schedules and other information which is “contained,” “included” or “stated” (or other references of like import) in the Registration Statement, the base prospectus or the Prospectus shall be deemed to include all such financial statements and schedules and other information incorporated or deemed incorporated by reference in the Registration Statement, the base prospectus or the Prospectus, as the case may be, prior to the execution and delivery of this Agreement; and all references in this Agreement to amendments or supplements to the Registration Statement, the base prospectus or the Prospectus shall be deemed to include the filing of any document under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder (the “Exchange Act Regulations”), incorporated or deemed to be incorporated by reference in the Registration Statement, the base prospectus or the Prospectus, as the case may be, at or after the execution and delivery of this Agreement.

SECTION 1.    Representations and Warranties.

(a)    Representations and Warranties by the Company. The Company represents and warrants to the Placement Agent as of the date hereof, the Applicable Time, and the Closing Time (as defined below), and agrees with the Placement Agent, as follows:

(i)    Registration Statement and Prospectuses. At the time the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 (the “Annual Report”) was filed with the Commission, or, if later, at the time the Registration Statement was originally filed with the Commission, the Company met, and the transactions contemplated by this Agreement meet, the requirements for and comply with the conditions for the use of Form S-3 under the Securities Act, including General Instruction I.B.1 of Form S-3. Each of the Registration Statement and any post-effective amendment thereto has been declared effective by the Commission under the Securities Act and the Securities Act Regulations. No stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued by the Commission under the Securities Act, no order preventing or suspending the use of the Prospectus has been issued by the Commission and no proceedings for any of those purposes have been instituted by the Commission or are pending or, to the Company’s knowledge, threatened by the Commission. The Company has complied with any requests from the Commission for additional information.

Each of the Registration Statement and any post-effective amendment thereto, at the time of its effectiveness and at each deemed effective date with respect to the Placement Agent pursuant to Rule 430B(f)(2) under the Securities Act Regulations, complied in all material respects with the requirements of the Securities Act and the Securities Act Regulations. The Prospectus and any amendment or supplement thereto, at the time each was filed with the Commission, complied in all material respects with the requirements of the Securities Act and the Securities Act Regulations. The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus, when they became effective or at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Exchange Act and the Exchange Act Regulations.

The Registration Statement and the Prospectus, and the filing of the Registration Statement and the Prospectus with the Commission have been duly authorized by and on behalf of the Company, and the Registration Statement has been duly executed pursuant to such authorization.

(ii)    Accurate Disclosure. Neither the Registration Statement nor any amendment thereto, at its effective time, or at the Closing Time, contained, contains or will contain an untrue statement of a material fact or omitted, omits or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. As of the Applicable Time, none of (A) the General Disclosure Package, (B) any individual Issuer Limited Use Free Writing Prospectus, when considered together with the General Disclosure Package, nor (C) any individual Written Testing-the-Waters Communication, when considered together with the General Disclosure Package, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Neither the Prospectus nor any amendment or supplement thereto (including any prospectus wrapper), as of its date, at the time of any filing with the Commission pursuant to Rule 424(b), or at the Closing Time, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

The documents incorporated or deemed to be incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, at the time the Registration Statement became effective or when such documents incorporated by reference were filed with the Commission, as the case may be, when read together with the other information in the Registration Statement, the General Disclosure Package or the Prospectus, as the case may be, did not and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement (or any amendment thereto), the General Disclosure Package or the Prospectus (or any amendment or supplement thereto, including any prospectus wrapper) made in reliance upon and in conformity with written information furnished to the Company by the Placement Agent expressly for use therein. For purposes of this Agreement, the only information so furnished shall be the fifth paragraph appearing under the caption “Plan of Distribution” in the Prospectus (collectively, the “Placement Agent Information”).

(iii)    Testing-the-Waters Materials. The Company (A) has not engaged in any Testing-the-Waters Communication other than Testing-the-Waters Communications with the consent of the Placement Agent with entities that are or the Company reasonably believes to be qualified institutional buyers within the meaning of Rule 144A under the Securities Act Regulations or institutions that are accredited investors within the meaning of Rule 501 under the Securities Act Regulations and (B) has not authorized anyone other than the Placement Agent to engage in Testing-the-Waters Communications. The Company reconfirms that the Placement Agent has been authorized to act on its behalf in undertaking Testing-the-Waters Communications. The Company has not distributed any Written Testing-the-Waters Communications other than those listed on Schedule A-3 hereto. If at any time following the distribution of any Written Testing-the-Waters Communication there occurred or occurs an event or development as a result of which such Written Testing-the-Waters Communication included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at that subsequent time, not misleading, the Company will promptly notify the Placement Agent and will promptly amend or supplement, at its own expense, such Written Testing-the-Waters Communication to eliminate or correct such untrue statement or omission.

(iv)    Distribution of Offering Material by the Company. Prior to the completion of the distribution of the Offered Securities, the Company has not distributed and will not distribute any offering material in connection with the offering and sale of the Offered Securities other than the Registration Statement, the General Disclosure Package, the Prospectus or any free writing prospectus reviewed and consented to by the Placement Agent, the Issuer Free Writing Prospectus included in Schedule A-2 hereto and any Testing-the-Waters Communication.

(v)    Authorization of Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

(vi)    Absence of Violations, Defaults and Conflicts. Neither the Company nor any Subsidiary is (A) in violation of its certificate of incorporation, by-laws or similar organizational document, (B) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any Subsidiary is a party or by which either of them may be bound or to which any of the properties or assets of the Company or any Subsidiary is subject (collectively, “Agreements and Instruments”), except for such defaults that could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, or (C) in violation of any law, statute, rule, regulation, judgment, order, writ or decree of any arbitrator, court, governmental body, regulatory body, administrative agency or other authority, body or agency having jurisdiction over the Company or its Subsidiaries or any of their respective properties, assets or operations (each, a “Governmental Entity”), except for such violations that could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated herein and in the Registration Statement, the General Disclosure Package and the Prospectus (including the issuance and sale of the Offered Securities and the use of the proceeds from the sale of the Offered Securities as described therein under the caption “Use of Proceeds”) and compliance by the Company with its obligations hereunder have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of the Company or its Subsidiaries pursuant to, the Agreements and Instruments or violate or conflict with any law, statute, rule, regulation, judgment, order, writ or decree of any Governmental Entity (except for such conflicts, breaches, defaults or Repayment Events or liens, charges or encumbrances or violations that could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect), nor will such action result in any violation of the provisions of the articles of association or similar organizational document of the Company. As used herein, a “Repayment Event” means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or its Subsidiaries.

(vii)    Exchange Act Registration; Listing. The Common Shares are registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Shares under the Exchange Act or delisting the Common Shares from the Nasdaq Capital Market (the “Exchange”), nor has the Company received any notification that the Commission or the Exchange is contemplating terminating such registration or listing. The Company is in compliance with all applicable listing requirements of the Exchange.

(viii)    Accuracy of Exhibits. There are no contracts or documents which are required to be described in the Registration Statement, the General Disclosure Package or the Prospectus or to be filed as exhibits to the Registration Statement which have not been so described and filed as required.

(ix)    No Consents Required. Except for the registration of the Offered Securities under the Securities Act, the Exchange Act and applicable state securities laws or Blue Sky laws, and such consents, approvals, authorizations, orders and registrations or qualifications as may be required by the Financial Industry Regulatory Authority, Inc. (“FINRA”) and the Exchange in connection with the purchase and distribution of the Offered Securities and the listing of the Offered Shares and Warrant Shares on the Exchange, no consent, approval, authorization or order of, or filing, qualification or registration (each an “Authorization”) with, any court, governmental or regulatory agency or body, foreign or domestic, which has not been made, obtained or taken and is not in full force and effect, is required for the execution, delivery and performance of this Agreement by the Company, the issuance and sale of the Offered Securities or the consummation of the transactions contemplated hereby; and no event has occurred that allows or results in, or after notice or lapse of time or both would allow or result in, revocation, suspension, termination or invalidation of any such Authorization or any other impairment of the rights of the holder or maker of any such Authorization.

(x)    Lending Relationship. The Company (i) does not have any material lending or other relationship with any banking or lending affiliate of the Placement Agent and (ii) does not intend to use any of the proceeds from the sale of the Offered Securities to repay any outstanding debt owed to any affiliate of the Placement Agent.

(xi)    Margin Rules. Neither the issuance, sale and delivery of the Offered Securities nor the application of the proceeds thereof by the Company as described in the Registration Statement, the General Disclosure Package and the Prospectus will violate Regulation T, U or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors.

(xii)    Statistical and Market-Related Data. Any statistical, industry-related and market-related data included or incorporated by reference in the Registration Statement, the General Disclosure Package or the Prospectus were obtained or derived from sources that the Company believes to be reliable and accurate in all material respects, such data are consistent with the sources from which they are derived, and, to the extent required, the Company has obtained the written consent to the use of such data from such sources.

(b)    Officer’s Certificates. Any certificate signed by any officer of the Company or any of its Subsidiaries delivered to the Placement Agent or to counsel for the Placement Agent shall be deemed a representation and warranty by the Company to the Placement Agent as to the matters covered thereby.

(c)    Representations and Warranties Incorporated by Reference. Each of the representations and warranties (together with any related disclosure schedules thereto) made to the Investors in the Purchase Agreement is hereby incorporated herein by reference (as though fully restated herein) and is hereby made to, and in favor of, the Placement Agent.

SECTION 2.    Agreement to Act as Placement Agent; Delivery and Payment.

(a)     Agreement to Act as Placement Agent. On the basis of the representations, warranties and agreements of the Company herein contained, and subject to all the terms and conditions of this Agreement, the Placement Agent shall be the exclusive placement agent in connection with the offering and sale by the Company of the Offered Securities pursuant to the Registration Statement, the General Disclosure Package and the Prospectus, with the terms of such offering (the “Offering”) to be subject to market conditions and negotiations between the Company, the Placement Agent and the prospective Investors. The Placement Agent will act on a reasonable best efforts basis and the Company agrees and acknowledges that there is no guarantee of the successful placement of the Offered Securities, or any portion thereof, in the prospective Offering. Under no circumstances will the Placement Agent or any of its affiliates be obligated to underwrite or purchase any of the Offered Securities for its own account or otherwise provide any financing. The Placement Agent shall act solely as the Company’s agent and not as principal. The Placement Agent shall have no authority to bind the Company with respect to any prospective offer to purchase Offered Securities and the Company shall have the sole right to accept offers to purchase Offered Securities and may reject any such offer, in whole or in part.

As compensation for services rendered, at the Closing Time (as defined below), the Company shall pay to the Placement Agent a cash fee equal to six percent (6.0%) of the gross proceeds received by the Company from the sale of the Offered Securities.

(b)    Delivery and Payment. The closing of the Offering (the “Closing”) shall occur at the offices of DLA Piper LLP (US), 1251 Avenue of the Americas, New York, New York 10020 (“Placement Agent Counsel”) (or at such other place as shall be agreed upon by the Placement Agent and the Company). Subject to the terms and conditions hereof, at the Closing payment of the purchase price for the Offered Securities sold shall be made by Federal Funds wire transfer, against delivery of such Offered Securities (such time and date of payment and delivery being herein called “Closing Time”), and such Offered Securities shall be registered in such name or names and shall be in such denominations, as the Placement Agent may request at least one business day before the time of purchase.

Deliveries of the documents with respect to the purchase of the Offered Securities, if any, shall be made at the offices of Placement Agent Counsel. All actions taken at a Closing shall be deemed to have occurred simultaneously.

SECTION 3.    Covenants of the Company. The Company covenants with the Placement Agent as follows:

(a)    Compliance with Securities Regulations and Commission Requests. The Company, subject to Section 3(b), will comply with the requirements of Rule 430B, and will notify the Placement Agent as soon as practicable, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective or any amendment or supplement to the Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus (including any document incorporated by reference therein) or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment or of any order preventing or suspending the use of the Prospectus, or of the suspension of the qualification of the Offered Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes or of any examination pursuant to Section 8(d) or 8(e) of the Securities Act concerning the Registration Statement and (v) if the Company becomes the subject of a proceeding under Section 8A of the Securities Act. The Company will effect all filings required under Rule 424(b), in the manner and within the time period required by Rule 424(b) (without reliance on Rule 424(b)(8)), and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company will make every reasonable effort to prevent the issuance of any stop order, prevention or suspension and, if any such order is issued, to obtain the lifting thereof at the earliest possible moment.

(b)    Continued Compliance with Securities Laws. The Company will comply with the Securities Act, the Securities Act Regulations, the Exchange Act and the Exchange Act Regulations so as to permit the completion of the distribution of the Offered Securities as contemplated in this Agreement and in the Registration Statement, the General Disclosure Package and the Prospectus. If at any time when a prospectus relating to the Offered Securities is (or, but for the exception afforded by Rule 172 under the Securities Act Regulations (“Rule 172”), would be) required by the Securities Act to be delivered in connection with sales of the Offered Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Placement Agent or for the Company, to (i) amend the Registration Statement in order that the Registration Statement will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) amend or supplement the General Disclosure Package or the Prospectus in order that the General Disclosure Package or the Prospectus, as the case may be, will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser or (iii) amend the Registration Statement or amend or supplement the General Disclosure Package or the Prospectus, as the case may be, in order to comply with the requirements of the Securities Act or the Securities Act Regulations, the Company will promptly (A) give the Placement Agent notice of such event, (B) prepare any amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement, the General Disclosure Package or the Prospectus comply with such requirements and, a reasonable amount of time prior to any proposed filing or use, furnish the Placement Agent with copies of any such amendment or supplement and (C) file with the Commission any such amendment or supplement; provided that the Company shall not file or use any such amendment or supplement to which the Placement Agent e or counsel for the Placement Agent shall object. The Company will furnish to the Placement Agent such number of copies of such amendment or supplement as the Placement Agent may reasonably request. The Company has given the Placement Agent notice of any filings made pursuant to the Exchange Act or the Exchange Act Regulations within 48 hours prior to the Applicable Time; the Company will give the Placement Agent notice of its intention to make any such filing from the Applicable Time to the Closing Time and will furnish the Placement Agent with copies of any such documents a reasonable amount of time prior to such proposed filing, as the case may be, and will not file or use any such document to which the Placement Agent or counsel for the Placement Agent shall reasonably object.

(c)    Delivery of Registration Statements. The Company has furnished or will deliver to the Placement Agent and counsel for the Placement Agent, without charge, a conformed copy of the Registration Statement as originally filed and each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed incorporated by reference therein) and signed copies of all consents and certificates of experts. The copies of the Registration Statement and each amendment thereto furnished to the Placement Agent will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S‑T.

(d)    Delivery of Prospectuses. The Company will furnish to the Placement Agent, without charge, during the period when a prospectus relating to the Offered Securities is (or, but for the exception afforded by Rule 172, would be) required to be delivered under the Securities Act, such number of copies of the Prospectus (as amended or supplemented) as such Placement Agent may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Placement Agent will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S‑T.

(e)    Blue Sky Qualifications. The Company will use its reasonable best efforts, in cooperation with the Placement Agent, to qualify the Offered Securities for offering and sale under (or obtain exemptions from the application of) the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Placement Agent may designate and to comply with such laws and maintain such qualifications, registrations and exemptions in effect so long as required to complete the distribution of the Offered Securities; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. The Company will advise the Placement Agent promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Offered Securities for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company shall use its reasonable best efforts to obtain the withdrawal thereof at the earliest possible moment.

(f)    Rule 158. The Company will timely file such reports pursuant to the Exchange Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide to the Placement Agent the benefits contemplated by, the last paragraph of Section 11(a) of the Securities Act.

(g)    Use of Proceeds. The Company will use the net proceeds received by it from the sale of the Offered Securities in all material respects in the manner specified in the Registration Statement, the General Disclosure Package and the Prospectus under the heading “Use of Proceeds.”

(h)    Listing. The Company will use its commercially reasonable efforts to effect and maintain the listing of the Common Shares (including the Offered Shares and the Warrant Shares) on the Exchange.

(i)    Reporting Requirements. The Company, during the period when a Prospectus relating to the Offered Securities is (or, but for the exception afforded by Rule 172, would be) required to be delivered under the Securities Act, will file all documents required to be filed with the Commission pursuant to the Exchange Act within the time periods required by the Exchange Act and Exchange Act Regulations. Additionally, the Company shall report the use of proceeds from the issuance of the Offered Securities as may be required under Rule 463 under the Securities Act.

(j)    Issuer Free Writing Prospectuses. The Company agrees that, unless it obtains the prior written consent of the Placement Agent, it will not make any offer relating to the Offered Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus,” or a portion thereof, required to be filed by the Company with the Commission or retained by the Company under Rule 433; provided that the Placement Agent will be deemed to have consented to the Issuer Free Writing Prospectuses listed on Schedule A-2 hereto and any “road show that is a written communication” within the meaning of Rule 433(d)(8)(i) that has been reviewed by the Placement Agent. The Company represents that it has treated or agrees that it will treat each such free writing prospectus consented to, or deemed consented to, by the Placement Agent as an “issuer free writing prospectus,” as defined in Rule 433, and that it has complied and will comply with the applicable requirements of Rule 433 with respect thereto, including timely filing with the Commission where required, legending and record keeping. If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement which has not been superseded or modified, or the Prospectus, or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at that subsequent time, not misleading, the Company will promptly notify the Placement Agent and will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission; provided, however, that prior to amending or supplementing any such Issuer Free Writing Prospectus, the Company shall furnish to the Placement Agent for review, a reasonable amount of time prior to the proposed time of filing or use thereof, a copy of such proposed amended or supplemented Issuer Free Writing Prospectus, and the Company shall not file, use or refer to any such amended or supplemented Issuer Free Writing Prospectus without the Placement Agent’s prior written consent.

(k)    Filing of Placement Agent Free Writing Prospectuses. The Company shall not take any action that would result in the Placement Agent or the Company being required to file with the Commission pursuant to Rule 433(d) a free writing prospectus prepared by or on behalf of such Placement Agent that such Placement Agent otherwise would not have been required to file thereunder.

(l)    Testing-the-Waters Materials. If at any time following the distribution of any Written Testing-the-Waters Communication there occurred or occurs an event or development as a result of which such Written Testing-the-Waters Communication included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at that subsequent time, not misleading, the Company will promptly notify the Placement Agent and will promptly amend or supplement, at its own expense, such Written Testing-the-Waters Communication to eliminate or correct such untrue statement or omission.

(m)    Warrant Shares Reserved. The Company shall, at all times while any Offered Warrants are outstanding, reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Shares, solely for the purpose of enabling it to issue the Warrant Shares upon exercise of such Offered Warrants, the number of Warrant Shares that are initially issuable and deliverable upon the exercise of the then-outstanding Offered Warrants.

SECTION 4.    Payment of Expenses; Warrant Solicitation Fees.

(a)    Expenses. The Company agrees to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including, (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and each amendment thereto, (ii) the preparation, printing and delivery to the Placement Agent of copies of each Issuer Free Writing Prospectus and the Prospectus and any amendments or supplements thereto and any costs associated with electronic delivery of any of the foregoing by the Placement Agent to investors, (iii) the preparation, issuance and delivery of the certificates or security entitlements for the Offered Securities, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Offered Securities, (iv) the fees and disbursements of the Company’s counsel, accountants and other advisors, (v) the qualification or registration (or exemption from the qualification or registration) of the Offered Securities under securities laws in accordance with the provisions of Section 3(e) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Placement Agent in connection therewith and in connection with the preparation of a “Blue Sky Survey” and any supplement thereto, (vi) the fees and expenses of any transfer agent or registrar for the Offered Securities, (vii) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the Offered Securities, including without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of aircraft and other transportation chartered in connection with the road show, (viii) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Placement Agent in connection with, the review by FINRA of the terms of the sale of the Offered Securities, (ix) the fees and expenses incurred in connection with the listing of the Offered Shares and Warrant Shares on the Exchange, (x) the costs and expenses (including, without limitation, any damages or other amounts payable in connection with legal or contractual liability) associated with the reforming of any contracts for sale of the Offered Securities made by the Placement Agent caused by a breach of the representation contained in the third sentence of Section 1(a)(ii) and (xi) all costs and expenses of the Placement Agent, including the fees and disbursements of counsel for the Placement Agent, incurred in connection with this Agreement, not to exceed $80,000 (for the avoidance of doubt, in addition to any reimbursement of fees and expenses the Placement Agent may be entitled to pursuant to Section 6 hereof).

(b)    Termination of Agreement. If this Agreement is terminated by the Placement Agent in accordance with the provisions of Section 5 or Section 9 hereof, the Company shall reimburse the Placement Agent for all of their reasonably documented out‑of‑pocket expenses, including the fees and disbursements of counsel for the Placement Agent.

(c)    Warrant Solicitation Fees. The Company hereby engages the Placement Agent as its agent for the solicitation of the exercise of the Offered Warrants sold pursuant to this Agreement. The Company will (i) reasonably assist the Placement Agent with respect to such solicitation, if requested by the Placement Agent, and (ii) at the Placement Agent’s request, provide the Placement Agent, at the Company’s cost, lists of the record and, to the extent known, beneficial owners of, the Offered Warrants. The Company will pay the Placement Agent a cash fee of six percent (6.0%) of the aggregate proceeds received by the Company upon the exercise of each Offered Warrant within three (3) business days of receipt by the Company of any such proceeds. Notwithstanding the foregoing, the Placement Agent shall only receive a fee specified in this Section 4(c) if permitted under FINRA rules and regulations, including FINRA Rule 5110(g)(10).

SECTION 5.    Conditions of Placement Agent’s Obligations. The obligations of the Placement Agent hereunder are subject to the accuracy of the representations and warranties of the Company contained herein or in certificates of any officer of the Company or any of its Subsidiaries delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder, and to the following further conditions:

(a)    Effectiveness of Registration Statement. The Registration Statement, including any Rule 462(b) Registration Statement, has become effective and, at the Closing Time, no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued under the Securities Act, no order preventing or suspending the use of the Prospectus has been issued and no proceedings for any of those purposes have been instituted or are pending or, to the Company’s knowledge, contemplated; the Prospectus and each Issuer Free Writing Prospectus shall have been timely filed with the Commission under the Securities Act (in the case of an Issuer Free Writing Prospectus, to the extent required by Rule 433); and the Company has complied with each request (if any) from the Commission for additional information to the reasonable satisfaction of counsel to the Placement Agent.

(b)    Opinion of Counsel for Company. At the Closing Time, the Placement Agent shall have received the opinion and the negative assurance letter, each dated the Closing Time, of Holland & Knight LLP, counsel for the Company, in form and substance satisfactory to counsel for the Placement Agent.

(c)    Opinion of Counsel for Placement Agent. At the Closing Time, the Placement Agent shall have received the opinion and negative assurance letter, each dated the Closing Time, of DLA Piper LLP (US), counsel for the Placement Agent, in form and substance satisfactory to the Placement Agent.

(d)    Officers’ Certificate. At the Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package or the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Placement Agent shall have received a certificate of the principal executive officer of the Company and of the principal financial officer of the Company, dated the Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties of the Company in this Agreement are true and correct with the same force and effect as though expressly made at and as of the Closing Time, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement under the Securities Act has been issued, no order preventing or suspending the use of the Prospectus has been issued and no proceedings for any of those purposes have been instituted or are pending or, to their knowledge, contemplated.

(e)    Accountant’s Comfort Letter. At the time of the execution of this Agreement, the Placement Agent shall have received from Deloitte & Touche LLP a letter, dated such date, in form and substance satisfactory to the Placement Agent containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus.

(f)    Bring-down Comfort Letter. At the Closing Time, the Placement Agent shall have received from Deloitte & Touche LLP a letter, dated as of such date, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (e) of this Section, except that the specified date referred to shall be a date not more than three business days prior to the Closing Time.

(g)    Approval of Listing. At the Closing Time, the Offered Shares and Warrant Shares shall have been approved for listing on the Exchange, subject only to official notice of issuance.

(h)    No Objection. FINRA has confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements relating to the offering of the Offered Securities.

(i)    Lock-up Agreements. At the date of this Agreement, the Placement Agent shall have received an agreement substantially in the form of Exhibit A hereto signed by all of the Company’s directors and certain stockholders.

(j)    Additional Documents. At the Closing Time, counsel for the Placement Agent shall have been furnished with such other documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Offered Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Offered Securities as herein contemplated shall be reasonably satisfactory in form and substance to the Placement Agent and counsel for the Placement Agent.

(k)    Termination of Agreement. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Placement Agent by notice to the Company at any time at or prior to the Closing Time and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 4, 6, 7, 8, 12, 14, 15 and 16 shall survive any such termination and remain in full force and effect.

SECTION 6.    Indemnification.

(a)    Indemnification of Placement Agent by the Company. The Company agrees to indemnify and hold harmless the Placement Agent, its affiliates (as such term is defined in Rule 501(b) under the Securities Act (each, an “Affiliate”)), its directors, officers, employees and selling agents and each person, if any, who controls the Placement Agent within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act as follows:

(i)    against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including any information deemed to be a part thereof pursuant to Rule 430B, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included (A) in any Issuer Free Writing Prospectus, any Written Testing-the-Waters Communication, the General Disclosure Package or the Prospectus (or any amendment or supplement thereto), or (B) in any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Offered Securities (“Marketing Materials”), including any roadshow or investor presentations made to investors by the Company (whether in person or electronically), or the omission or alleged omission in any Issuer Free Writing Prospectus, any Written Testing-the-Waters Communication, the General Disclosure Package, the Prospectus (or any amendment or supplement thereto) or in any Marketing Materials of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii)    against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Company;

(iii)    against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by the Placement Agent), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in the Registration Statement (or any amendment thereto), including any information deemed to be a part thereof pursuant to Rule 430B, the General Disclosure Package, or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with the Placement Agent Information.

(b)    Indemnification of Company, Directors and Officers. The Placement Agent agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including any information deemed to be a part thereof pursuant to Rule 430B, the General Disclosure Package, or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with the Placement Agent Information.

(c)    Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Sections 6(a) above, counsel to the indemnified parties shall be selected by the Placement Agent, and, in the case of parties indemnified pursuant to Section 6(b) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for the reasonable fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d)    Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Sections 6(a)(ii) hereof effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

SECTION 7.    Contribution. If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Placement Agent, on the other hand, from the offering of the Offered Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and of the Placement Agent, on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

The relative benefits received by the Company, on the one hand, and the Placement Agent, on the other hand, in connection with the offering of the Offered Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Offered Securities pursuant to this Agreement (before deducting expenses) received by the Company, on the one hand, and the total placement agent fees received by the Placement Agent, on the other hand, in each case as set forth on the cover of the Prospectus, bear to the aggregate initial public offering price of the Offered Securities as set forth on the cover of the Prospectus.

The relative fault of the Company, on the one hand, and the Placement Agent, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Placement Agent and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company and the Placement Agent agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

Notwithstanding the provisions of this Section 7, the Placement Agent shall not be required to contribute any amount in excess of the placement agent fees received by such Placement Agent in connection with the sale of the Offered Securities.

No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

For purposes of this Section 7, each person, if any, who controls the Placement Agent within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and the Placement Agent’s Affiliates, its directors, officers, employees and selling agents shall have the same rights to contribution as such Placement Agent, and each director of the Company, each officer of the Company who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company.

SECTION 8.    Representations, Warranties and Agreements to Survive. All representations, warranties, indemnities, rights of contribution, agreements and other statements contained in this Agreement or in certificates of officers of the Company or any of its Subsidiaries submitted pursuant hereto, shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of the Placement Agent or its Affiliates its directors, officers, employees or selling agents, any person controlling the Placement Agent, its officers or directors or any person controlling the Company and (ii) delivery of and payment for the Offered Securities.

SECTION 9.    Termination of Agreement.

(a)    Termination. The Placement Agent may terminate this Agreement, by notice to the Company, at any time at or prior to the Closing Time, (i) if there has been, in the reasonable judgment, exercised in good faith, of the Placement Agent, since the time of execution of this Agreement or since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package or the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in U.S. or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the reasonable judgment, exercised in good faith, of the Placement Agent, impracticable or inadvisable to proceed with the completion of the Offering or to enforce contracts for the sale of the Offered Securities, (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission or the Exchange, (iv) if trading generally on the New York Stock Exchange or the NYSE American or in the Nasdaq Stock Market LLC has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by order of the Commission, FINRA or any other governmental authority, (v) a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States or with respect to Clearstream or Euroclear systems in Europe, or (vi) if a banking moratorium has been declared by either Federal or New York authorities.

(b)    Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 4, 6, 7, 8, 12, 14, 15 and 16shall survive such termination and remain in full force and effect.

SECTION 10.    Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Placement Agent shall be directed to BTIG, LLC, 65 East 55th Street, New York, New York 10022, Attention: Mike Passaro (mpassaro@btig.com), with a copy to 350 Bush Street, 9th Floor, San Francisco, California 94104, Attention: General Counsel (IBLegal@btig.com), with copies to DLA Piper LLP (US), 1251 Avenue of the Americas, New York, New York 10020, Attention: Thomas S. Levato (Tom.Levato@us.dlapiper.com). Notices to the Company shall be directed to it at Clene Inc., 6550 South Millrock Drive, Suite G50, Salt Lake City, Utah 84121, Attention: Morgan R. Brown (morgan@clene.com), with copies to Holland & Knight LLP, 200 South Orange Avenue, Suite 2600, Orlando, Florida 32801, Attention: Tom McAleavey (tom.mcaleavey@hklaw.com).

SECTION 11.    No Advisory or Fiduciary Relationship. The Company acknowledges and agrees that (a) the purchase and sale of the Offered Securities pursuant to this Agreement, including the determination of the initial public offering price of the Offered Securities and any related discounts and commissions, is an arm’s-length commercial transaction between the Company, on the one hand, and the Placement Agent, on the other hand, (b) in connection with the offering of the Offered Securities and the process leading thereto, the Placement Agent is and has been acting solely as a principal and is not the agent or fiduciary of the Company, any of its Subsidiaries or their respective stockholders, creditors, employees or any other party, (c) the Placement Agent has not assumed nor will assume an advisory or fiduciary responsibility in favor of the Company with respect to the offering of the Offered Securities or the process leading thereto (irrespective of whether such Placement Agent has advised or is currently advising the Company or any of its Subsidiaries on other matters) and Placement Agent has no obligations to the Company with respect to the offering of the Offered Securities except the obligations expressly set forth in this Agreement, (d) the Placement Agent and its affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company and (e) the Placement Agent has not provided any legal, accounting, regulatory or tax advice with respect to the offering of the Offered Securities and the Company has consulted its own respective legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.

SECTION 12.    Recognition of the U.S. Special Resolution Regimes. In the event that the Placement Agent that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Placement Agent of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

In the event that the Placement Agent that is a Covered Entity or a BHC Act Affiliate of such Placement Agent becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Placement Agent are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

For purposes of this Agreement, (A) “BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k); (B) “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b); (C) “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable; and (D) “U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

SECTION 13.    Parties. This Agreement shall each inure to the benefit of and be binding upon the Placement Agent and the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Placement Agent and the Company and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Placement Agent and the Company and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Offered Securities shall be deemed to be a successor by reason merely of such purchase.

SECTION 14.    Waiver of Trial by Jury. The Company and each of the Placement Agent hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

SECTION 15.    GOVERNING LAW. THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF, THE STATE OF NEW YORK WITHOUT REGARD TO ITS CHOICE OF LAW PROVISIONS.

SECTION 16.    Consent to Jurisdiction; Waiver of Immunity. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby shall be instituted in (i) the federal courts of the United States of America located in the City and County of New York, Borough of Manhattan or (ii) the courts of the State of New York located in the City and County of New York, Borough of Manhattan (collectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court, as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum.

SECTION 17.    TIME. TIME SHALL BE OF THE ESSENCE OF THIS AGREEMENT. EXCEPT AS OTHERWISE SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

SECTION 18.    Partial Unenforceability. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

SECTION 19.    Counterparts. This Agreement may be executed in any number of counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same agreement. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

SECTION 20.    Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

SECTION 21.    Entire Agreement; Amendment; Waiver. This Agreement, together with that certain Engagement Letter dated November 18, 2025, supersedes all prior agreements and understandings (whether written or oral) between the Company and the Placement Agent, or any of them, with respect to the subject matter hereof. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto. No implied waiver by a party shall arise in the absence of a waiver in writing signed by such party. No failure or delay in exercising any right, power, or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any right, power, or privilege hereunder.

SECTION 22.    General Provisions. Each of the parties hereto acknowledges that it is a sophisticated business person who was adequately represented by counsel during negotiations regarding the provisions hereof, including, without limitation, the indemnification provisions of Section 6 and the contribution provisions of Section 7, and is fully informed regarding said provisions. Each of the parties hereto further acknowledges that the provisions of Section 6 and Section 7 hereof fairly allocate the risks in light of the ability of the parties to investigate the Company, its affairs and its business in order to assure that adequate disclosure has been made in the Registration Statement, the General Disclosure Package, each free writing prospectus and the Prospectus (and any amendments and supplements to the foregoing), as contemplated by the Securities Act and the Exchange Act.

[SIGNATURE PAGES FOLLOW]

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Placement Agent and the Company in accordance with its terms.

Very truly yours,

CLENE INC.

By:	/s/ Robert Etherington
Name: Robert Etherington
Title: President & Chief Executive Officer

CONFIRMED AND ACCEPTED

As of the date first above written:

BTIG, LLC

By:	/s/ Dean Poniros
Name: Dean Poniros
Title: Managing Director

SCHEDULE A-1

Pricing Terms

1.         The Company is selling 928,333 Common Shares.

2.         The Company is selling Series A Warrants to purchase 1,114,000 Common Shares.

3.         The Company is selling Series B Warrants to purchase 2,599,333 Common Shares.

4.         The public offering price per Offered Share and accompanying Offered Warrants shall be $6.50.

5.         The initial exercise price of the Series A Warrants shall be $6.00.

6.         The initial exercise price of the Series B Warrants shall be $6.00.

SCHEDULE A-2

Free Writing Prospectuses

None.

SCHEDULE A-3

List of Written Testing-the-Waters Communications

None.

SCHEDULE B

Subsidiaries

Legal Name	Jurisdiction of Incorporation

Clene Nanomedicine, Inc.	Delaware

Clene Australia Pty Ltd	Australia

dOrbital, Inc.	Delaware

Clene Netherlands B.V.	Netherlands

EXHIBIT A

Form of Lock-Up Agreement